Prepared under supervision of the headquarters of Hua xia Bank

Maximum Amount Guarantee Contract

HANGZHOU BRANCH of HUA XIA BANK CO., LTD.

Maximum Amount Guarantee Contract

No.:HZ07GB20110054

Party A (Guarantor): Zhejiang Chisen Glass Company Limited

Address: Meishan Economic Development Zone of Changxing County, Zhejiang Province

Zip Code: 313100

Legal Representative: Xu Keping

Tel: 0572-6709758

Fax: 0572-6709758

Bank of Basic Account: Meishan Sub-branch of China Construction Bank

Account Number: 33001647240056008088

Party B (Creditor): Zhijiang Branch of Hangzhou city of Hua Xia Bank Co., Ltd.

Address: No.218, Qingchun Road, Hangzhou

Zip Code: 310006

Legal Representative/Person in Charge: Zhu Xiumin

Tel: 0571-87709288

Fax: 0571-87709279

In accordance with Security Law of the People’s Republic of China and other relevant laws and regulations, Party B will, within the provided period hereby, consecutively establish several credits under the Main Contract with the debtor, Zhejiang Chisen Electric Co., Ltd. (hereinafter referred to as “Main Contract Debtor”), and Party A will provide guarantee to Party B as a security for the above credits (hereinafter referred to as “Main Credit”) within the maximum amount of the credits. In this case, Party A and Party B, on the basis of negotiation, hereby conclude this Contract.

Article 1.          Category of the Secured Main Credit, Maximum Credit Amount and Occurrence Period of the Credits

1.1.          Form of the Main Contract under this Contract. Please select the applicable one from the following options:

☑ Party B and Main Contract Debtor execute the Maximum Amount Financing Contract No. HZ07 (Financing) 20110011. Such contract and specific business contract under it will be referred to as Main Contract in this Contract;

☒ Party B and Main Contract Debtor, within the occurrence period of main credits as provided in the Article 1.4 of this Contract, consecutively execute several_________, which are all Main Contracts mentioned in this Contract.

1.2.          Category of the business in connection with main credits secured by Party A is the same as provided in the Main Contract.

1.3.          The maximum credit amount secured under this Contract is: sixty million only (capitalized amount) in RMB (currency) (if the credit is in different currency, the amount shall be decided using exchange rate published by Party B on the date the credit occurs).

The maximum credit amount means the balance of principal of the maximum main credit, in details as follows:

1.3.1.         The entire principal amount under usage and not paid off by Main Contract Debtor at any time (if the business under the Main Contract is Letter of Credit (L/C), Bank Acceptance Bill or Letter of Guarantee (LOG) and Shipping Guarantee, the amount shall be the outstanding but not settled business balance) which does not exceed the above limit. However, within the above limit, Main Contract Debtor may apply for circularly using the principal amount which has been paid off;

1.3.2.         The maximum credit amount is the maximum limit of the main credit’ s principal, and Party A agrees to undertake the liability arising out of the guarantee for the interest, penalty interest, expenses and other due payables within the scope provided in the Article 2 of this Contract, on condition that the principal does not exceed the above limit.

1.4.       Occurrence period of main credits under security of this Contract is from November 14, 2011 to November 14, 2012. Detailed meaning of this Article is as follows:

1.4.1.         In case that the provided business category in the Main Contract is borrowing, the date on which each borrowing is actually provided shall not later than expiration date of such period;

1.4.2.         In case that the provided business category in the Main Contract is bill acceptance/L/C /LOG (or shipping guarantee), the date on which Party B accepts the draft/opens the L/C/opens the LOG (or shipping guarantee) is not later than the expiration date of such period;

1.4.3.         The due date of each credit shall be determined as per specific provisions of those business contracts, and not subject to whether such period expires or not.

Article 2.          Scope of Guarantee

2.1.       The scope of guarantee provided by Party A covers the main credit’s principal, interest, overdue interest, penalty interest, compound interest, liquidated damages, compensations, expenses incurred to Party B for realizing the credit (including but not limited to litigation fee, arbitration fee, property preservation fee, announcement fee, evaluation fee, appraisal fee, auction fee, business trip cost, communication cost, and lawyers’ fee, etc.) and other payables due to Main Contract Debtor.

2.2.       All the expenses covered in the above scope, except for the principal, will be attributed to Party A’s guarantee liability, other than the maximum credit amount secured under this Contract.

Article 3.          Determination of the Secured Credit and the Guarantee Method

3.1.       The credit secured under this Contract may be determined upon any one of the following circumstances:

3.1.1.         The occurrence period as provided in the Article 1.4 of this Contract expires;

3.1.2.         The creditor under the Main Contract announces, in accordance with laws and regulations, or provisions in the Main Contract, that all the credits under the Main Contract become mature ahead of schedule;

3.1.3.         Other circumstances stipulated by laws and regulations under which the secured credit can be determined.

3.2.       Determination of credit secured under this Contract will bring out the following effects:

3.2.1.         Upon determination of credit secured under this Contract, all the credits under the Main Contract which have not been paid off, whether such credits are due or not, or subject to additional precondition or not, shall be attributed to the scope of secured credit;

3.2.2.         Upon determination of credit secured under this Contract, all the amount other than the principal, provided in the Article 2 of this Contract, whether it occurs or not, shall be attributed to the scope of secured credit;

3.3.       Party A’s guarantee shall be joint and several. From the date on which the secured credits are determined until all the secured credits are paid off, Party B is entitled to directly claim to Party A, and Party A shall immediately liquidate the due debt in case Main Contract Debtor fails to pay off the debt as provided.

3.4.       If besides the security under this Contract, there is any other kind of security under the Main Contract (including but not limited to the property security provided by Main Contract Debtor to Party B), Party B is entitled to the priority to exercise the right hereunder by claiming the joint and several liability of Party A; the guarantee liability undertaken by Party A to Party B will neither be affected by any other security, nor be subject to Party B claiming to any other guarantors or filing the case to litigation/arbitration/statutory enforcement. In the event that Party B, due to any reason, abandons or changes the property security provided by Main Contract Debtor or changes the sequence of such several securities which results in release or reduction of priority of compensation under the above property security, Party A agrees that its guarantee liability under this Contract will not be released or reduced along with that.

3.5.       If Party A provides security for only part of the credit under the Main Contract, liquidation of part of the main credit will not reduce or release Party A’s security liability accordingly, and Party A shall still guaranty balance of the debt under the Main Contract within the secured amount limit which it is committed to under this Contract.

Article 4.          Duration of Guarantee

4.1.       Duration of guarantee by Party A is two years, with the commencement date determined as follows:

4.1.1.         If the date on which any debt’s liquidation period expires is earlier than or the same as that when the secured credit is determined, the commencement date of duration of guarantee by Party A for such debt shall be the date on which the secured credit is determined.

4.1.2.         If the date on which any debt’s liquidation period expires is later than that when the secured credit is determined, the commencement date of duration of guarantee by Party A for such debt shall be the date on which such debt’s liquidation period expires.

4.2.       “The date on which the debt’s liquidation period expires” in the above paragraph means the maturity date for each debt in case Main Contract debt pays off the debt on account, and the maturity date ahead of schedule announced by the creditor as provided in the Main Contract.

4.3.       As for L/C, bank acceptance bill, LOG and shipping guarantee under the Main contract, the date on which Party B pays the amount thereunder shall be considered as the debt’s maturity date.

Article 5.          Party A’s Rights and Obligations

5.1.       Party A warrants that it was legally incorporated and is duly existing, and has the legal qualification and liquidation capacity to act as guarantor as required by laws, and is willing to provide and undertake guarantee liability with assets it owns or it has right to dispose.

5.2.       Party A warrants that it has been approved by its superior competent authorities, or its power organs such as board of directors, board of shareholders, general meeting of shareholders and obtained necessary authorization to execute this Contract, as required by laws and its Articles of Association.

5.3.       Party A warrants that executing and performing this Contract will violate neither provisions or agreements which Party A and its assets are subject to, nor security agreements or other agreements signed by Party A with others, nor any other documents, arrangements and commitments which Party A is subject to.

5.4.       All the documents and materials provided by Party A to Party B are of authenticity, accuracy, legality and validity.

5.5.       Party A understands and agrees all provisions in the Main Contract, on the basis of which it is willing to provide guarantee to Main Contract Debtor and liquidate the debt instead of Main Contract Debtor as provided herein.

5.6.       In case the Main Contract mentioned in this Contract is Bank Acceptance Agreement, Party A warrants that any bill or non-bill dispute arising between Main Contract Debtor and holder, endorser of acceptance draft or other involved parties will not affect guarantee liabilities of Party A to Party B under this Contract.

5.7.       Party A warrants that within the term of this Contract, it will not provide any other security which is beyond its security capacity to any third party.

5.8.       Party A warrants that within the term of this Contract, it will offer financial statements such as balance sheet, income statement and cash flow statement, upon request of Party B, and accept Party B’s inspection and supervision to its production and operation activities and financial position.

5.9.       During the term of this Contract, Party A shall, thirty days before occurrence of events including but not limited to contracting, lease, trusteeship, asset reorganization, debt reorganization, shareholding reform, affiliating with others, consolidation (or merger), separation, assignment of ownership with consideration, join venture (or cooperation), decreasing registered capital, or applying for suspending operation, dissolution (or cancellation), restructure, or reconciliation, bankruptcy, or any change on its own system or legal status, notice Party B in written and implement all the guarantee liabilities under this Contract.

5.10.     During the term of this Contract, Party A shall, within three days after occurrence of events including being announced as subject to suspending operation, closing business, dissolution (or cancellation), reorganization, or bankruptcy or be other changes on its own system and legal status, or other circumstances which are sufficient to threaten its own normal operation, or have itself lose security capacity, notice Party B in written.

5.11.     In case of any change on its address, name and legal representative, Party A shall notice Party B within seven days in written upon such changes.

5.12.     If purpose of the borrowing under the Main Contract is to liquidate the previous borrowings, Party A shall still oblige itself to undertake the guarantee liability.

Article 6.          Party B’s Rights and Obligations

6.1.       Party B may at any time require Party A to provide financial reports, statements and other materials which may reflect Party A’s operation and credit status.

6.2.       If Party A fails to perform obligations herein, Party B may directly deduct amount from Party A’s account in any business organs of Hua Xia Bank, which is equal to due amount Party A shall pay. In case the amount Party B will deduct is in different currency from that of Party A’s bank account, the amount to be deducted shall be calculated at the exchange rate published by Party B on the date when the amount is deducted.

6.3.       Party B may execute specific business contract (or agreement) with Main Contract Debt without additional notice to Party A.

Article 7.          Liability of Default

7.1.       After this Contract comes into force, both Party A and Party B shall perform obligations herein, any party’s failure to perform all or part of which will result in according liability of default, and the violating party shall indemnify the other party all the loss arising thereout.

Article 8.          Effectiveness of Contract

8.1.       This Contract shall come into effect upon execution of both parties.

8.2.       Effectiveness of this Contract is separate from that of the Main Contract and will not become invalid upon the Main Contract’s invalidity. If the Main Contract is decided to be invalid, Party A shall undertake joint and several guarantee liability to the debt which arises due to Main Contract Debt’s liability to return assets or compensate the loss.

Article 9.          Amendment and Termination of Contract

9.1.       Upon effectiveness of this Contract, any party herein shall not amend or terminate this Contract without the other party’s consent.

9.2.       If the main debt under this Contract is payment under L/C, Party A confirms that, when the applicant of opening L/C and Party B agrees on amendment of L/C, and if amount under the amended L/C (excluding interest, liquidated damages, compensation and other relevant expense) does not exceed maximum credit amount secured under this Contract, the above amendment can be deemed as agreed by Party A in advance no matter how the amount of L/C and other clauses are changed, and this guarantee contract will be continuously valid and Party A will continue to undertake joint and several guarantee liability accordingly.

Article 10.         Resolution of Dispute

10.1.         Any dispute arising out of performance of this Contract shall be resolved by negotiation and if failing to resolve by negotiation, both parties may select one of the following methods:

☒ To file the case to people’s court where Party B is domiciled;

☑ To file the case to people’s court where this Contract is executed;

☒ To submit the dispute to______________arbitration commission for arbitration.

10.2.         If the above selected dispute resolution method is different from what is provided in the Main Contract, that provided in the Main Contract shall prevail.

Article 11.         Supplementary Articles

11.1.         During the term of this Contract, in case Party A’s name, legal representative and address change without sending written notice to Party B, all the instruments sending from Party B to Party A, required in this Contract are deemed to be delivered upon they are sent as indicated in this Contract.

11.2.         Other provisions agreed by both parties

11.3.         When making options in certain provisions of this Contract, please mark “✓” in the “☐” which indicates that this option is applicable, and marking “X” in the “☐” which indicates that this option is not applicable.

11.4.         One counterpart of this Contract shall be hold by Party A, two counterparts of this Contract shall be hold by Party B and Party shall hold     , all the counterparts have the same legal effect.

11.5.         Appendixes attached hereto are integral part of and with the same legal effect with this Contract.

11.6.         Party B has taken reasonable measures to invite Party A’s attention to provisions hereunder which release or restrict Party B’s liability and make clarification to certain provisions upon request of Party A; Party A and Party B have no conflict on understanding to all provisions herein.

Party A: Legal Representative: (Or Authorized Agent) /s/ Authorized Person Date: November 14, 2011

Party A: Legal Representative/ Person in Charge: (Or Authorized agent) /s/ Authorized Person Date: November 14, 2011

Location of Execution: No. 73, Qingchun Road, Hangzhou

Agreement 10.64

HXG-002

华夏银行总行监制

最高额保证合同

华夏银行股份有限公司杭州分行

最高额保证合同

编号：中207(高保)20110054

甲　　方(保证人)：浙江[illegible]担保有限公司
住　　所：长兴县[illegible]山工业区
邮政编码：313100
法定代表人：[illegible]
电　　话：0572-6709758
传　　真：0572-6709758
基本账户开户行：建行[illegible]山分理处
账　　号：33001647240056008088

乙　　方(债权人)：华夏银行股份有限公司杭州312支行
住　　所：杭州市庆春路218号
邮政编码：310006
法定代表人/主要负责人：[illegible]
电　　话：0571-87709288
传　　真：0571-87709279

依据《中华人民共和国担保法》及其他相关法律法规的规定，乙方将在本合同约定的期间内与债务人浙江[illegible]有限公司（以下简称"主合同债务人"）基于主合同连续发生多笔债权，甲方愿意在最高债权额限度内为上述债权（以下简称"主债权"）向乙方提供保证担保，甲、乙双方经协商一致，订立本合同。

第一条　被担保主债权的种类、最高债权额和债权发生期间

1.1 本合同项下主合同的形式选择为：

☑ 乙方与主合同债务人签订编号为中207(高[illegible])2011[illegible]的《最高额[illegible]合同》，该合同与其项下发生的具体业务合同共同构成本合同的主合同；

☒ 乙方与主合同债务人在本合同1.4款约定的主债权发生期间内连续签订的多个________________均为本合同的主合同。

1.2 甲方所担保的主债权的业务种类同主合同的约定。

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1.3 本合同项下被担保的最高债权额为：币种 人民币 ，金额（大写）陆仟万元整 （其中币种不同的业务按发生日乙方挂牌的汇率折算）。

该最高债权额指最高主债权本金余额，具有以下含义：

1.3.1 主合同债务人在任一时点使用中尚未清偿的所有本金数额（如主合同项下业务为信用证、银行承兑汇票、保函、提货担保，则该数额为已发生的但尚未结清的业务余额）不超过上述限额，但在上述限额内，主合同债务人对已清偿的本金额度可申请循环使用；

1.3.2 最高债权额仅为主债权本金的最高限额，在本金不超过上述限额的前提下，由此而产生的本合同第二条约定范围内的利息、罚息、费用等所有应付款项，甲方均同意承担担保责任。

1.4 本合同项下被担保的主债权的发生期间为 2011 年 11 月 14 日至 2012 年 11 月 14 日。本条约定具有以下含义：

1.4.1 如果主合同中约定的业务种类为借款业务，则每笔借款的发放日均不超过该期间的届满日；

1.4.2 如果主合同中约定的业务种类为票据承兑/开立信用证/开立保函（或提货担保书）业务，则乙方对汇票进行承兑/开立信用证/开立保函（或提货担保书）的日期均不超过该期间的届满日；

1.4.3 每笔债权的到期日以具体业务合同约定的日期为准，且不受该期间是否届满的限制。

第二条 保证担保的范围

2.1 甲方保证担保的范围为主债权本金、利息、逾期利息、罚息、复利、违约金、损害赔偿金、乙方为实现债权而发生的费用（包括但不限于诉讼费、仲裁费、保全费、公告费、评估费、鉴定费、拍卖费、差旅费、电讯费、律师费等）以及其他所有主合同债务人的应付费用。

2.2 上述范围中除本金外的所有费用，计入甲方承担保证责任的范围，但不计入本合同项下被担保的最高债权额。

第三条 被担保债权的确定和保证方式

3.1 有下列情形之一时，本合同项下被担保的债权确定：

3.1.1 本合同1.4款所约定的债权的发生期间届满；

3.1.2 依据法律规定或主合同约定主合同债权人宣布主合同项下全部债务

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提前到期；

3.1.3 法律规定的被担保的债权确定的其他情形。

3.2 本合同项下被担保的债权确定，发生以下效力：

3.2.1 被担保的债权确定时未清偿的主合同项下的债权，不论该债权履行期限是否已经届满或者是否附加有条件，均属于被担保的债权的范围；

3.2.2 被担保的债权确定时，本合同第二条中约定的除本金外的所有款项，不论在确定时是否已经发生，均属于被担保的债权的范围；

3.3 甲方的保证方式为连带责任保证。自被担保的债权确定之日起，至被担保的债权全部清偿完毕，若主合同债务人发生未依约履行偿债义务的情形，乙方有权直接向甲方追偿，甲方应立即向乙方清偿相应的债务。

3.4 若除本合同约定的担保方式外，主合同项下还存在其他担保(包括但不限于主合同债务人向乙方提供物的担保)的，乙方有权选择优先行使本合同项下权利，要求甲方承担连带保证责任，甲方对乙方承担的保证责任不受任何其他担保的影响，其保证责任的承担也不以乙方向其他任何担保人提出权利主张或进行诉讼/仲裁/强制执行为前提。若乙方因任何原因放弃、变更主合同债务人向其提供物的担保，变更担保的顺位，造成其在上述物的担保项下的优先受偿权益丧失或减少，甲方同意其在本合同项下的保证责任并不因之而免除或减少。

3.5 若甲方为主合同项下部分债权提供担保，主债权获得任何部分清偿并不相应减轻或免除甲方的担保责任，甲方仍需在其承诺担保的数额范围内对主合同项下未偿还的余额承担担保责任。

第四条 保证期间

4.1 甲方承担保证责任的保证期间为两年，起算日按如下方式确定：

4.1.1 任何一笔债务的履行期限届满日早于或同于被担保债权的确定日时，甲方对该笔债务承担保证责任的保证期间起算日为被担保债权的确定日；

4.1.2 任何一笔债务的履行期限届满日晚于被担保债权的确定日时，甲方对该笔债务承担保证责任的保证期间起算日为该笔债务的履行期限届满日。

4.2 前款所述“债务的履行期限届满日”包括主合同债务人分期清偿债务的情况下，每一笔债务到期之日；还包括依主合同约定，债权人宣布债务提前到期之日。

4.3 如主合同项下业务为信用证、银行承兑汇票、保函、提货担保，则垫款之日视为该笔债务的履行期限届满日。

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第五条　甲方权利和义务

5.1 甲方保证是依法注册成立并有效存续的合法单位，具有法律规定的保证人资格和代为清偿能力，自愿以其所有或有权处分的资产承担并履行保证责任。

5.2 甲方保证签订本合同已依照法律规定及本公司章程的规定得到甲方上级主管部门或甲方公司董事会、股东会、股东大会等有权机构的批准，并取得所有必要的授权。

5.3 甲方保证其签署和履行本合同，不违反任何对甲方及其资产有约束力的规定或约定，不违反任何甲方与他人签署的担保协议、其他协议以及其他任何对甲方有约束力的文件、约定和承诺的内容。

5.4 甲方向乙方提供的所有文件、资料均真实、准确、合法、有效。

5.5 甲方知悉并同意主合同的全部条款，自愿为主合同债务人提供保证，并保证按本合同约定履行代为清偿义务。

5.6 若本合同项下主合同为《银行承兑协议》，则甲方保证主合同债务人与承兑汇票的持票人、背书人或其他当事人发生的任何票据及非票据纠纷，均不影响甲方依本合同的约定向乙方承担保证责任。

5.7 甲方保证在本合同有效期间不再向第三方提供超越自身担保能力的其他任何方式的担保。

5.8 甲方保证在本合同有效期间，应按乙方要求提供资产负债表、损益表、现金流量表等财务报表，接受乙方对其生产经营活动和财务状况的检查、监督。

5.9 在本合同有效期间内，甲方应在包括但不限于承包、租赁、托管、资产重组、债务重组、股份制改造、联营、合并（或兼并）、分立、产权有偿转让、合资（或合作）、减少注册资本，或申请停业整顿、申请解散（或撤销）、申请重整、和解和破产等经营方式、自身体制或法律地位发生变化的三十日以前，书面通知乙方，并落实本合同项下全部保证责任；

5.10 在本合同有效期间内，甲方应在被宣布停业整顿、被宣布关闭、被宣布解散（撤销）、被申请重整、破产等自身体制和法律地位发生变化或其他任何足以危及自身正常经营、丧失担保能力的情况发生后的三日内，书面通知乙方；

5.11 若甲方变更住所、名称、法定代表人，应在变更后七日内书面通知乙方。

5.12 在主合同项下借款用于借新还旧时，甲方仍自愿承担保证责任。

第六条　乙方权利和义务

6.1 乙方有权随时要求甲方提供反映其经营情况及资信情况的财务报告、

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财务报表及其他资料。

6.2 若甲方未按约定履行本合同项下责任时，乙方对甲方应当支付的款项有权在甲方开立于华夏银行任何营业机构的账户中直接扣收。乙方在甲方账户中划收款项时，账户中的币种与主债权币种不同的，按划收当天乙方公布的牌价折算。

6.3 乙方与主合同债务人签订具体业务合同（或协议）时，无须再通知甲方。

第七条 违约责任

7.1 本合同生效后，甲、乙双方均应履行本合同约定的义务，任何一方不履行或不完全履行本合同所约定义务的，应当承担相应的违约责任，并赔偿由此给对方造成的损失。

第八条 合同的生效

8.1 本合同自双方签署之日起生效。

8.2 本合同的效力独立于主合同的效力，不因主合同的无效而无效。如主合同被确认无效，则甲方对主合同债务人因返还财产或赔偿损失而形成的债务也承担连带保证责任。

第九条 合同变更与解除

9.1 本合同生效后，甲、乙双方均不得擅自变更或解除本合同。

9.2 若本合同项下主债权种类为信用证垫款，甲方确认，在开证申请人和乙方同意修改信用证时，若修改后信用证项下的金额（该金额不包括利息、违约金、赔偿金及其他有关费用）不超过本合同项下被担保的最高债权额时，无论信用证的金额和其他条款如何变化，上述修改均视为已经得到甲方事先同意，本保证合同继续有效，甲方继续承担连带保证责任。

第十条 争议的解决

10.1 甲、乙双方因履行本合同而发生的争议，应协商解决；协商不成的，双方选择按下列方式解决：

☑ 向乙方住所地人民法院起诉；

☑ 向本合同签订地人民法院起诉；

☒ 向________________仲裁委员会申请仲裁。

10.2 如双方选择的上述争议解决方式与主合同选择不一致的，以主合同选择的争议解决方式为准。

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第十一条 附 则

11.1 合同有效期内，甲方法人名称、法定代表人、住所等发生变化而未书面通知乙方时，乙方按本合同所载资料向甲方发送的所有文书，视同送达。

11.2 双方约定的其他事项 /

11.3 本合同项下采用□方式进行选项时，在□内打√表示该条款适用，打×表示该条款不适用。

11.4 本合同甲方 壹 份、乙方 贰 份及 / 方 / 份，其法律效力相同。

11.5 本合同项下有关附件为本合同组成部分，与本合同具有同等法律效力。

11.6 乙方已采取合理方式提请甲方注意本合同项下免除或限制乙方责任的条款，并按甲方要求对有关条款予以充分说明；甲乙双方对本合同所有条款内容的理解不存在异议。

甲方：（盖章）

法定代表人：
（或委托代理人） （签字）

2011 年 11 月 14 日

乙方：

法定代表人/主要负责人：
（或委托代理人） （签字或盖章）

2011 年 11 月 14 日

合同签订地：杭州市……

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